FNF Reports Second Quarter 2019 Diluted EPS of $0.96 and Adjusted Diluted EPS of $0.92, Pre-Tax Title Margin of 18.5% and Adjusted Pre-Tax Title Margin of 17.7%

Jacksonville, Fla. - (July 16, 2019) - Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance and transaction services to the real estate and mortgage industries, today reported operating results for the three and six-month periods ended June 30, 2019.

•	Total revenue of approximately $2.1 billion in the second quarter versus $2.1 billion in the second quarter of 2018

•	Second quarter net earnings of $266 million and adjusted net earnings of $255 million versus net earnings of $251 million and adjusted net earnings of $239 million for the second quarter of 2018

•	Second quarter diluted EPS of $0.96 and adjusted diluted EPS of $0.92 versus diluted EPS of $0.90 and adjusted diluted EPS of $0.86 in the second quarter of 2018

•
Realized gains were $41 million in the second quarter versus realized losses of $16 million in the second quarter of 2018, primarily due to the adoption of a new accounting standard in 2018 that requires mark to market accounting treatment of equity and preferred stock securities and recognition of the related changes in fair value in realized gains and losses, whether the securities were disposed of in the quarter or continue to be held in our investment portfolio

Title

•	Total revenue of approximately $2.1 billion versus approximately $2.0 billion in total revenue in the second quarter of 2018

•	Pre-tax earnings of $387 million and adjusted pre-tax earnings of $363 million versus pre-tax earnings of $300 million and adjusted pre-tax earnings of $337 million in the second quarter of 2018

•	Pre-tax title margin of 18.5% and adjusted pre-tax title margin of 17.7% versus pre-tax title margin of 15.3% and adjusted pre-tax title margin of 17.1% in the second quarter of 2018

•	Second quarter purchase orders opened decreased 2% on a daily basis and purchase orders closed decreased 6% on a daily basis versus the second quarter of 2018

•
Total commercial revenue of $286 million, a 2% increase versus total commercial revenue in the second quarter of 2018, driven by a 5% increase in total commercial fee per file somewhat offset by a 3% decrease in closed orders; second quarter total commercial orders opened increased 8% compared to the prior year

•	Overall second quarter average fee per file of $2,677, a 4% increase versus the second quarter of 2018

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
April 2019	184,000	63%	114,000	65%
May 2019	179,000	63%	127,000	64%
June 2019	181,000	57%	118,000	65%

Second Quarter 2019	544,000	61%	359,000	65%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
April 2018	167,000	70%	114,000	69%
May 2018	175,000	72%	124,000	71%
June 2018	163,000	71%	124,000	73%

Second Quarter 2018	505,000	71%	362,000	71%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Second Quarter 2019 - Total Commercial	58,600	34,000	$286	$8,400
Second Quarter 2018 - Total Commercial	54,200	35,100	$280	$8,000

"The second quarter was a very strong performance for our title business," said Chairman William P. Foley, II. "We generated adjusted pre-tax title earnings of $363 million and a 17.7% adjusted pre-tax title margin, both of which were our best quarterly performance since the third quarter of 2003 nearly sixteen years ago. Looking ahead, purchase orders opened declined by 2% versus the second quarter of 2018, a sequential improvement from the 6% decrease in the first quarter of 2019 versus the prior year. Refinance orders opened increased by 51% versus the second quarter of 2018, as the decline in mortgage rates appears to be more persistent than many originally expected. Lastly, total commercial orders opened increased by 8% over the second quarter of 2018. With strong second quarter refinance orders opened, an improving trend in purchase orders opened and continued strength in commercial orders opened, we are well positioned to continue to produce strong financial results in our title business as we enter the second half of 2019.

"With respect to the acquisition of Stewart Information Services, we recently exercised our second option to extend the closing date of the transaction an additional three months to September 18, 2019. We continue to work with the FTC and the New York State Department of Financial Services to seek approval of the proposed acquisition. If the approvals are obtained, we remain confident that the Stewart acquisition can create meaningful long-term value for our shareholders."

Conference Call
We will host a call with investors and analysts to discuss second quarter 2019 FNF results on Wednesday, July 17, 2019, beginning at 11:00 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at fnf.com. The telephone replay will be available from 1:00 p.m. Eastern Time on July 17, 2019, through July 24, 2019, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 469222.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. (NYSE: FNF) is a leading provider of title insurance and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. More information about FNF can be found at fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, FNF has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include adjusted pre-tax earnings, adjusted pre-tax earnings as a percentage of adjusted revenue (adjusted pre-tax title margin), adjusted net earnings, and adjusted EPS.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; the risk that the necessary regulatory approvals of our acquisition of Stewart Information Services Corporation ("Stewart") may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the proposed Stewart merger may not be satisfied in a timely manner; the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of FNF's Form 10-K and other filings with the Securities and Exchange Commission ("SEC").

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
June 30, 2019
Direct title premiums	$625	$625	$—
Agency title premiums	754	754	—
Escrow, title related and other fees	665	613	52
Total title and escrow	2,044	1,992	52

Interest and investment income	59	54	5
Realized gains and losses, net	41	46	(5)
Total revenue	2,144	2,092	52

Personnel costs	685	653	32
Agent commissions	579	579	—
Other operating expenses	409	373	36
Depreciation and amortization	44	38	6
Claim loss expense	62	62	—
Interest expense	12	—	12
Total expenses	1,791	1,705	86

Pre-tax earnings (loss)	$353	$387	$(34)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(41)	(46)	5
Purchase price amortization	25	21	4
Transaction costs	4	—	4
Other adjustments	1	1	—
Total non-GAAP adjustments before taxes	$(11)	$(24)	$13

Adjusted pre-tax earnings (loss)	$342	$363	$(21)
Adjusted pre-tax margin	16.3%	17.7%	—

Pre-tax earnings (loss)	$353	$387	$(34)
Income tax expense (benefit)	86	95	(9)
Earnings from equity investments	3	3	—
Non-controlling interests	4	5	(1)

Net earnings (loss) attributable to FNF, Inc. common shareholders	$266	$290	$(24)

EPS attributable to FNF, Inc. common shareholders - basic	$0.97
EPS attributable to FNF, Inc. common shareholders - diluted	$0.96

FNF, Inc. weighted average shares - basic	273
FNF, Inc. weighted average shares - diluted	277

FIDELITY NATIONAL FINANCIAL, INC.
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
June 30, 2019
Net earnings (loss) attributable to FNF, Inc. common shareholders	$266	$290	$(24)

Total non-GAAP, pre-tax adjustments	$(11)	$(24)	$13
Income taxes on non-GAAP adjustments	3	6	(3)
Noncontrolling interest on non-GAAP adjustments	(3)	(2)	(1)
Total non-GAAP adjustments	$(11)	$(20)	$9

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$255	$270	$(15)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$0.92

Direct orders opened (000's)	544	544
Direct orders closed (000's)	359	359
Fee per file	$2,677	$2,677
Actual title claims paid	$66	$66

Cash flows provided by operations	$377

FIDELITY NATIONAL FINANCIAL, INC.
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
June 30, 2018
Direct title premiums	$599	$599	$—
Agency title premiums	732	732	—
Escrow, title related and other fees	765	600	165
Total title and escrow	2,096	1,931	165

Interest and investment income	43	43	—
Realized gains and losses, net	(16)	(16)	—
Total revenue	2,123	1,958	165

Personnel costs	665	633	32
Agent commissions	561	561	—
Other operating expenses	506	366	140
Depreciation and amortization	45	38	7
Claim loss expense	60	60	—
Interest expense	11	—	11
Total expenses	1,848	1,658	190

Pre-tax earnings (loss)	$275	$300	$(25)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	16	16	—
Purchase price amortization	26	21	5
Transaction costs	4	—	4
Total non-GAAP adjustments before taxes	$46	$37	$9

Adjusted pre-tax earnings (loss)	$321	$337	$(16)
Adjusted pre-tax margin	15.0%	17.1%	—

Pre-tax earnings (loss)	$275	$300	$(25)

Income tax expense (benefit)	22	29	(7)
Earnings from equity investments	1	1	—
Non-controlling interests	3	3	—

Net earnings (loss) attributable to FNF, Inc. common shareholders	$251	$269	$(18)

EPS attributable to FNF, Inc. common shareholders - basic	$0.92
EPS attributable to FNF, Inc. common shareholders - diluted	$0.90

FNF, Inc. weighted average shares - basic	273
FNF, Inc. weighted average shares - diluted	278

FIDELITY NATIONAL FINANCIAL, INC.
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
June 30, 2018
Net earnings (loss) attributable to FNF, Inc. common shareholders	$251	$269	$(18)

Total non-GAAP, pre-tax adjustments	$46	$37	$9
Income taxes on non-GAAP adjustments	(10)	(8)	(2)
Noncontrolling interest on non-GAAP adjustments	(3)	(3)	—
Change in tax estimate	(45)	(45)	—
Total non-GAAP adjustments	$(12)	$(19)	$7

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$239	$250	$(11)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$0.86

Direct orders opened (000's)	505	505
Direct orders closed (000's)	362	362
Fee per file	$2,579	$2,579
Actual title claims paid	$58	$58

Cash flows provided by operations	$331

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Six Months Ended
June 30, 2019
Direct title premiums	$1,065	$1,065	$—
Agency title premiums	1,306	1,306	—
Escrow, title related and other fees	1,199	1,094	105
Total title and escrow	3,570	3,465	105

Interest and investment income	113	102	11
Realized gains and losses, net	183	188	(5)
Total revenue	3,866	3,755	111

Personnel costs	1,277	1,204	73
Agent commissions	1,000	1,000	—
Other operating expenses	753	688	65
Depreciation and amortization	88	77	11
Claim loss expense	107	107	—
Interest expense	24	—	24
Total expenses	3,249	3,076	173

Pre-tax earnings (loss)	$617	$679	$(62)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(183)	(188)	5
Purchase price amortization	52	43	9
Transaction costs	6	—	6
Other adjustments	1	1	—
Total non-GAAP adjustments before taxes	$(124)	$(144)	$20

Adjusted pre-tax earnings (loss)	$493	$535	$(42)
Adjusted pre-tax margin	13.4%	15.0%	—

Pre-tax earnings (loss)	$617	$679	$(62)

Income tax expense (benefit)	151	166	(15)
Earnings from equity investments	10	10	—
Non-controlling interests	4	5	(1)

Net earnings (loss) attributable to FNF, Inc. common shareholders	$472	$518	$(46)

EPS attributable to FNF, Inc. common shareholders - basic	$1.73
EPS attributable to FNF, Inc. common shareholders - diluted	$1.70

FNF, Inc. weighted average shares - basic	273
FNF, Inc. weighted average shares - diluted	277

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Six Months Ended
June 30, 2019
Net earnings (loss) attributable to FNF, Inc. common shareholders	$472	$518	$(46)

Total non-GAAP, pre-tax adjustments	$(124)	$(144)	$20
Income taxes on non-GAAP adjustments	31	36	(5)
Noncontrolling interest on non-GAAP adjustments	(6)	(5)	(1)
Total non-GAAP adjustments	$(99)	$(113)	$14

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$373	$405	$(32)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$1.35

Direct orders opened (000's)	982	982
Direct orders closed (000's)	622	622
Fee per file	$2,630	$2,630
Actual title claims paid	$115	$115

Cash flows provided by operations	$372

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

Six Months Ended	Consolidated	Title	Corporate and Other
June 30, 2018
Direct title premiums	$1,071	$1,071	$—
Agency title premiums	1,296	1,296	—
Escrow, title related and other fees	1,383	1,116	267
Total title and escrow	3,750	3,483	267

Interest and investment income	81	80	1
Realized gains and losses, net	(15)	(15)	—
Total revenue	3,816	3,548	268

Personnel costs	1,272	1,212	60
Agent commissions	992	992	—
Other operating expenses	929	696	233
Depreciation and amortization	92	78	14
Claim loss expense	107	107	—
Interest expense	22	—	22
Total expenses	3,414	3,085	329

Pre-tax earnings (loss)	$402	$463	$(61)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	15	15	—
Purchase price amortization	55	44	11
Transaction costs	4	—	4
Other adjustments	3	1	2
Total non-GAAP adjustments before taxes	$77	$60	$17

Adjusted pre-tax earnings (loss)	$479	$523	$(44)
Adjusted pre-tax margin	12.5%	14.7%	—

Pre-tax earnings (loss)	$402	$463	$(61)

Income tax expense (benefit)	53	69	(16)
Earnings from equity investments	3	2	1
Non-controlling interests	4	4	—

Net earnings (loss) attributable to FNF, Inc. common shareholders	$348	$392	$(44)

EPS attributable to FNF, Inc. common shareholders - basic	$1.27
EPS attributable to FNF, Inc. common shareholders - diluted	$1.25

FNF, Inc. weighted average shares - basic	273
FNF, Inc. weighted average shares - diluted	279

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Six Months Ended
June 30, 2018
Net earnings (loss) attributable to FNF, Inc. common shareholders	$348	$392	$(44)

Total non-GAAP, pre-tax adjustments	$77	$60	$17
Income taxes on non-GAAP adjustments	(17)	(13)	(4)
Noncontrolling interest on non-GAAP adjustments	(6)	(6)	—
Change in tax estimate	(45)	(45)	$—
Total non-GAAP adjustments	$9	$(4)	$13

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$357	$388	$(31)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$1.28

Direct orders opened (000's)	983	983
Direct orders closed (000's)	675	675
Fee per file	$2,470	$2,470
Actual title claims paid	$110	$110

Cash flows provided by operations	$350

FIDELITY NATIONAL FINANCIAL, INC.
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017
Quarterly Opened Orders ('000's except % data)
Total opened orders*	544	438	379	456	505	478	445	501
Total opened orders per day*	8.5	7.2	6.0	7.2	7.9	7.7	7.2	8.0
Purchase % of opened orders	61%	65%	67%	69%	71%	66%	60%	62%
Refinance % of opened orders	39%	35%	33%	31%	29%	34%	40%	38%
Total closed orders*	359	263	301	339	362	313	357	367
Total closed orders per day*	5.6	4.3	4.8	5.4	5.7	5.0	5.8	5.8
Purchase % of closed orders	65%	66%	69%	71%	71%	62%	61%	65%
Refinance % of closed orders	35%	34%	31%	29%	29%	38%	39%	35%

Commercial (millions, except orders in '000's)
Total commercial revenue	$286	$231	$328	$276	$280	$235	$288	$250
Total commercial opened orders	58.6	49.8	46.0	48.9	54.2	52.8	46.3	48.3
Total commercial closed orders	34.0	30.0	35.2	31.2	35.1	31.5	33.2	33.4

National commercial revenue	$165	$123	$197	$157	$155	$128	$165	$138
National commercial opened orders	25.3	20.6	19.1	19.8	23.0	21.1	19.0	19.9
National commercial closed orders	12.7	10.5	13.2	12.0	12.9	11.2	12.1	13.1

Total Fee Per File
Fee per file	$2,677	$2,567	$2,803	$2,623	$2,579	$2,344	$2,425	$2,368
Residential fee per file	$2,075	$1,964	$2,003	$2,032	$2,051	$1,816	$1,789	$1,885
Total commercial fee per file	$8,400	$7,700	$9,300	$8,800	$8,000	$7,500	$8,700	$7,500
National commercial fee per file	$13,000	$11,700	$14,900	$13,100	$12,000	$11,400	$13,600	$10,500

Total Staffing
Total field operations employees	10,300	10,000	10,200	10,800	11,000	10,900	11,200	11,700
* Includes an immaterial number of non-purchase and non-refinance orders

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF, Inc. June 30, 2019	FNF, Inc. December 31, 2018
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$5,234	$4,806
Goodwill	2,725	2,726
Title plant	405	405
Total assets	10,189	9,301
Notes payable	838	836
Reserve for title claim losses	1,480	1,488
Secured trust deposits	912	822
Redeemable non-controlling interests	344	344
Non-redeemable non-controlling interests	(10)	(2)
Total equity and non-controlling interests	5,296	4,972
Total equity attributable to common shareholders	4,962	4,630

###